UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 9, 2015
______________________
ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
______________________

Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
A copy of a press release announcing a settlement with the Consumer Financial Protection Bureau (“CFPB”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein solely for purposes of this Item 7.01.

The information in this Current Report on Form 8-K furnished to the Securities and Exchange Commission pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01.    Other Events.
On September 9, 2015, Encore Capital Group, Inc. (the “Company”) entered into a consent order (the “Consent Order”) with the CFPB in which the Company settled potential allegations arising from Company practices between 2011 and 2015. The Consent Order includes obligations on the Company to among other things: (1) follow certain specified operational requirements, substantially all of which are already part of the Company's current operations; (2) submit to the CFPB for review a comprehensive plan designed to ensure that the Company's debt collection practices comply with all applicable federal consumer financial laws and the terms of the Consent Order; (3) pay redress to certain specified groups of consumers; and (4) pay a civil monetary penalty. The Company will continue to cooperate and engage with the CFPB and work to ensure compliance with the Consent Order.

The Company expects to take a one-time, after-tax charge of $43.0 million in the third quarter of 2015. The Company believes this charge will encompass all related impacts of the Consent Order, including civil monetary penalties, restitution, ancillary state regulatory matters, legal expenses and impairments of several pool groups due to the impact on the Company's current estimated remaining collections for its historic book of business. The Company anticipates that after this one-time charge, any future earnings impact will be immaterial.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release dated September 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	ENCORE CAPITAL GROUP, INC.
/s/ Greg Call
Greg Call
Senior Vice President, General Counsel and Corporate Secretary